Exhibit 99.1

     Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

                                   ALPINE CAPITAL, L.P.

                                   By: /s/ Robert W. Bruce III
                                   Robert W. Bruce III,
                                   Manager

                                   /s/ Robert W. Bruce III
                                   ROBERT W. BRUCE III

                                   ALGENPAR, INC.

                                   By: /s/ J. Taylor Crandall
                                   J. Taylor Crandall,
                                   President

                                   /s/ J. Taylor Crandall
                                   J. TAYLOR CRANDALL

                                   /s/ W. R. Cotham
                                   W. R. Cotham,
                                   Attorney-in-Fact for:

                                   THE ANNE T. AND ROBERT M.
                                     BASS FOUNDATION (1)
                                   ANNE T. BASS (2)
                                   ROBERT M. BASS (3)

                                   KEYSTONE, INC.

                                   By: /s/ W. R. Cotham
                                   W. R. Cotham,
                                   Vice President

(1) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of The Anne T. and Robert M. Bass Foundation previously has been filed with the Securities and Exchange Commission.

(2) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Anne T. Bass previously has been filed with the Securities and Exchange Commission.

(3) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Robert M. Bass previously has been filed with the Securities and Exchange Commission.